A BETTER STATE OF BANKING © 2024 Veritex Bank Member FDIC Investor Presentation January 28, 2025 NASDAQ: VBTX Veritex Holdings, Inc. Fourth Quarter and Full Year 2024 Results

2 Forward-Looking Statements This presentation includes “forward-looking statements”, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on various facts and derived utilizing assumptions, current expectations, estimates and projections and are subject to known and unknown risks, uncertainties and other factors, which change over time and are beyond our control, that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include, without limitation, statements relating to the expected payment of Veritex’s quarterly cash dividend; the impact of certain changes in Veritex’s accounting policies, standards and interpretations; turmoil in the banking industry, responsive measures to mitigate and manage such turmoil and related supervisory and regulatory actions and costs and Veritex’s future financial performance, business and growth strategy, projected plans and objectives, as well as other projections based on macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “seeks,” “targets,” “outlooks,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Veritex’s Annual Report on Form 10-K for the year ended December 31, 2023 and any updates to those risk factors set forth in Veritex’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. If one or more events related to these or other risks or uncertainties materialize, or if Veritex’s underlying assumptions prove to be incorrect, actual results may differ materially from what Veritex anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. Veritex does not undertake any obligation, and specifically declines any obligation, to supplement, update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Veritex or persons acting on Veritex’s behalf may issue. This presentation also includes industry and trade association data, forecasts and information that Veritex has prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys, government agencies and other information publicly available to Veritex, which information may be specific to particular markets or geographic locations. Some data is also based on Veritex's good faith estimates, which are derived from Veritex management's knowledge of the industry, markets and independent sources. Industry publications, surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. Although Veritex believes these sources are reliable, Veritex has not independently verified the information contained therein. While Veritex is not aware of any misstatements regarding the industry data, forecasts and information included in this presentation, such data forecasts, and information and Veritex's estimates based thereon involve risks, assumptions and uncertainties and are subject to change based on various factors. Veritex does not undertake any obligation, and specifically declines any obligation, to supplement, update or revise such data forecasts, and information and Veritex's estimates based thereon, whether as a result of new information, future developments or otherwise, except as required by law. This presentation contains certain non-GAAP (generally accepted accounting principles) financial measures, including tangible book value per common share (“TBVPS”), tangible common equity to tangible assets, return on average tangible common equity (“ROATCE”), operating earnings, pre-tax, pre-provision (“PTPP”) operating earnings, diluted operating earnings per shares (“EPS”), operating return on average assets (“ROAA”), PTPP operating ROAA, Operating ROATCE, operating efficiency ratio, operating noninterest income, operating noninterest expense and adjusted net interest margin (“NIM”). Veritex’s management uses these non-GAAP financial measures to evaluate its operating performance and provide information that is important to investors. The non-GAAP financial measures that Veritex discusses in this presentation should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for reconciliations of non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP. Use of Non-GAAP Financial Measures

3 Today’s Speakers Malcolm Holland Chairman & Chief Executive Officer • Over 42 years of banking experience in Dallas metropolitan area; 14 years at the Company • Served in various analyst, lending and executive management positions in Dallas area since 1982 Terry Earley Chief Financial Officer • Joined the Company in January 2019. • Over 40 years of banking experience • Previously served as CFO of Green Bancorp, CFO of Yadkin Financial, and Chief Financial and Operating Officer of RBC Bank Curtis Anderson Chief Credit Officer • Joined the Bank in January 2023 • Previously served as Chief Credit Officer at Texas Capital Bank and held various roles at Bank of America

4th Quarter and Full Year 2024 Results

2024 Financial Highlights

Full Year Key Highlights and Execution

Operating EPS was $2.17 for 2024

Credit Risk Profile Improves

- Criticized loans decreased approximately **$100 million** during 2024
- CRE concentrations decreased from 320% in 2023 to **299%** in 2024. ADC as a percentage to capital sits at 87.5% down from 118.7% at the end of 2023
- NPAs to total assets decreased 15 bps to **0.62%**

Balance Sheet Strength Increases

- Loan to Deposits decreased to **89.3%** from 93.6% in 2023
- Non-brokered deposits grew $664 Million, or 8.0%, year over year
- Growth in capital with CET1 growing 80 bps to **11.09%** at the end of 2024

Balance Sheet[1]	Total
Total Loans	$9.6
Total Deposits	$10.8

	4Q24	4Q24[2]	Full Year 2024	Full Year 2024[2]
Key Performance Metrics	Reported	Operating	Reported	Operating
Net Income[3]	$24.9	$29.8	$107.2	$119.4
Diluted EPS	$0.45	$0.54	$1.95	$2.17
ROAA	0.78%	0.93%	0.85%	0.95%
ROATCE	9.04%	10.69%	10.10%	11.17%
Efficiency Ratio	67.04%	62.98%	62.62%	60.22%

[1] Total loans and deposits $ in billions as of December 31, 2024.
[2] Refer to the reconciliation of Non-GAAP financial measures at the end of this presentation.
[3] Net income $ in millions.

4

5 Credit Quality Summary • NPA / Total Assets sit at 0.62%, down from 0.77% at the end of 2023 • 2024 YTD net charge-offs are 0.21%, down from 0.25% 2023 YTD 4Q23 1Q24 2Q24 3Q24 4Q24 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 30-59 Past Due 60-89 Past Due 90+ Past Due $30,951$24,430$15,322$22,581$60,459Totals: Past Due Trend % of Total Loans1 Net Charge-off 3 Year Lookback ($ in millions) ($ in millions) $67.3 $79.2 0.52% 0.62% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 0.8% 0.9% 3Q24 4Q24 NPAs / Total Assets 1 Total loans excludes Loans Held for Sale. 0.16% 0.25% 0.21% 2022 2023 2024 Net Charge-offs 4th Quarter and Full Year 2024 Results $43.7 $95.8 $79.2 0.36% 0.77% 0.62% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 2022 2023 2024 QOQ Yearly Trend

6 Credit Quality Summary • Criticized loans = $406.9 million, down $78.5 million quarter over quarter • As of January 15, 2025, approximately $50.0 million of criticized loans were paid off ($ in millions, excluding PCD loans) Quarterly Criticized Loans $293.4 $350.3 $339.9 $283.5 $190.9 $213.2 $174.1 $158.5 $201.9 $216.0 4Q23 1Q24 2Q24 3Q24 4Q24 Special Mention Substandard Commercial Real Estate Criticized Loans Breakdown as of December 31, 2024 11% 14% 10% 24% 26% 15% CRE Office CRE Retail CRE Hotel CRE Industrial Multifamily CRE Other Total CRE Criticized is $228.5 million at the end of 2024, down 35% from the end of 2023 $485.4 $506.6 $524.4 $498.4 4th Quarter and Full Year 2024 Results $406.9

7 QOQ Yearly TrendQOQ Yearly TrendQOQ Yearly Trend QOQ Yearly Trend Total ACL (% ACL to Total Loans2) Strengthening the Balance Sheet 88.0% 89.3% 104.1% 93.6% 89.3% 3Q24 4Q24 2022 2023 2024 Loan to Deposit Ratio 15.7% 16.6% 24.0% 20.5% 16.6% 3Q24 4Q24 2022 2023 2024 Reliance on Wholesale Funding1($ in millions) $117,162 $111,745 $91,052 $109,816 $111,745 3Q24 4Q24 2022 2023 2024 10.86% 11.09% 9.09% 10.29% 11.09% 3Q24 4Q24 2022 2023 2024 CET1 / Total RWA $11,036 $10,753 $9,123 $10,338 $10,753 3Q24 4Q24 2022 2023 2024 Deposit Growth 0.96% 1.18% 302.3% 298.9% 325.0% 320.2% 298.9% 3Q24 4Q24 2022 2023 2024 285.00% 295.00% 305.00% 315.00% 325.00% 335.00% CRE Concentration as % of RBC 1 Reliance on wholesale funding % is calculated at the Veritex Community Bank level. 2 % ACL to Total Loans, excluding MW, is 1.25% as of December 31, 2024. ($ in thousands) 4th Quarter and Full Year 2024 Results QOQ Yearly Trend QOQ Yearly Trend

8 Capital Summary • CET1 increase primarily driven by earnings and a decrease in risk weighted assets which were down $40 million from 3Q24 • No utilization of the stock buyback program • TBV increased $0.40 to $21.61 during 2024 from 2023 Bps 3Q24 Capital $ 3Q24 Ratio % 4Q24 Capital $ 4Q24 Ratio % Capital Ratio 23 bps$1,226.610.86%$1,247.511.09%CET1 Capital 23 bps$1,256.711.13%$1,277.611.36%Tier 1 Capital 5 bps$1,570.013.91%$1,570.713.96%Total Capital 26 bps$1,256.710.06%$1,277.610.32%Leverage Tangible Book Value Trend since IPO in 2014 9.2%CAGR 11.1% CAGR adding back dividends1 1 Total dividends of $226.7 million included in the CAGR calculation. CET1 at 11.09%, up 23 bps quarter over quarter VHI Risk Weighted Assets Trend $11,986 $11,742 $11,617 $11,388 $11,407 $11,451 $11,291 $11,251 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 ($ in Millions) $8.96 $9.59 $13.82 $12.75 $14.74 $14.73 $15.70 $17.49 $18.64 $20.21 $21.61 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 ($ in Millions) 4th Quarter and Full Year 2024 Results

9 Allowance For Credit Losses Summary • General reserve reflects current National economic outlook on economy and recessionary risk • Weighted Moody’s forecast scenarios with 65% weighting on downside scenarios • General reserves represent 97% of the total ACL • Q-Factors represent 42 bps of the general reserve 1.18% Coverage // ACL increase of 22 bps from 4Q22 0.96% 1.00% 1.05% 1.14% 1.14% 1.15% 1.16% 1.21% 1.18% 1.01% 1.07% 1.10% 1.19% 1.19% 1.21% 1.23% 1.30% 1.25% 0.90% 0.95% 1.00% 1.05% 1.10% 1.15% 1.20% 1.25% 1.30% 1.35% 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 ACL to Total Loans ACL to Total Loans, excluding MW ACL Coverage Trend Analysis 4th Quarter and Full Year 2024 Results

10 CRE Fixed Rate Maturities Year To Date Change in Loans Loans Summary • Total loans, excluding loans held for sale, decreased approximately $78 million for 2024 due to moderate production and anticipated CRE pay downs • Year over Year change in loans driven by a $430.5 million decrease in construction loans partially offset by a $227.6 million increase in MW loans and $144.4 million increase in Multifamily Quarterly Loan Commitment Production and Commitment Payoffs Commercial and Industrial (“C&I”) Owner occupied commercial (“OOCRE”) Non-owner occupied commercial (“NOOCRE”) Construction and land 1-4 family residential Multi-family residential MW Other $227.6 $2,067.5 $703.5 $1,014.7 $1,710.8 $1,332.0 $1,364.8 Loan Production / Outstanding Balance Loan Payoffs / Outstanding Balance $160,075 $107,742 $43,954 $81,206 $54,839 $86,039 $57,619 5.02% 6.40% 5.08% 5.40% 3.64% 3.93% 4.36% - 50,000 100,000 150,000 200,000 250,000 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 Outstanding Balance Average Note Rate $219,335 $107,951 $102,041 $334,504 $15,174 $126,360 $237,926 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 - 100,000 200,000 300,000 400,000 500,000CRE Variable Rate Maturities ($ in Thousands) ($430.5) $144.4 ($ in Millions) ($14.1) ($56.9) $20.2 4th Quarter and Full Year 2024 Results $31.8 ($0.5)

11 Breakdown of CRE by Term and ADC CRE By Type and Out of State Breakdown TotalADCTerm 920,577597,839 322,738Multifamily 985,858 524,887 460,971Whs/Industrial 780,654 65,598715,056 Retail 641,520 92,972 548,548Office 408,949 20,641 388,308 Hotel 358,673 358,673 -SFR 350,670 138,257212,413Commercial and Other 4,446,9011,798,8672,648,034Total ($ in thousands) 4th Quarter and Full Year 2024 Results Breakdown of Out of State % of Total$9,515,148Total Loans 13.7%$1,303,794National Businesses 335,815Mortgage Warehouse 311,119Mortgage Servicing Rights 473,007Lender Finance 181.604Specialty Finance 183,671USDA and SBA 2.6%$246,547Mortgage 11.1%$1,061,591Out of State 8.6%820,036Texas CRE Developers 2.5%241,555C&I / Shared National Credits $ Out of State 153,644 340,384 156,777 32,445 97,190 11,071 28,525 820,036

12 Year over Year Change in Deposits Attractive Deposit Growth Summary • Deposit growth was driven by $414 million in attractively priced deposits during 2024, or an increase of 8.6% of attractive deposits • LDR decreased to 89.3% at the end of 2024 • Wholesale funding reduced to 16.6% • $2.3 billion in time deposits mature over the next 2 quarters at a weighted average rate of 4.95% 8 Quarter Term Funding Maturity Schedule $1,504,237 $764,956 $432,076 $219,238 $7,245 $8,842 $3,844 $4,874 5.02% 4.82% 4.61% 4.20% 3.80% 3.51% 3.51% 3.27% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 0.00%393008 54786 17 81179 25 625 2 34.16965 42 72 58 51 21 93 44068.337 76 80 85 404323 93 94%716102. 85109 11 025 2 9 56895 28 16288 36.66 1 457074 53 7467162 250 70. 98 53 9 3346 87 87%9 39 96 412204.9825 1310218 22 06 1 30 51004 9.1397 47 657 0 56 92183264 73576 73.271 969 81 81%3 2 90 355 84 48307.41 15 934 24 55327 33 051 7 0 41. 96113 50 13506 8 67899367 2172 2 75.7%685 848078 92 81 4 1401 364 9.99 57 18 450 26 920 43 35 5336 44.07829 52 6112 2461 1615 9 8%2008 78.224 1 86 762 794 95 303187503 845 0 12.973 20 94366 9 459 38 05 2 46.52 45 55 838563 62%6 1 72 16724 80.707117 9 245 0 97903606 328296 14.8689 23 490 2 31 9475 40 8868 9.0230 1 57 56%54666 101 47 74 640 83.33 91 72226700 2619 8 8330 2 17.3405 25 8798 34 4241 1 42 96584 51.50%977760 0453 0 83 63 77 16 56 85.6549 94 92802 737 35 11 27728 9.8181 1 28 33 514 36907 45 4%93 0 53.9693862 540086 71 05479 9 98 2 88.131265 96 6758905 212 1 13 744 22.4 37 30 83 0 9 3%623 47 94016 56.45409964 98 2 73 535195 82 074 588 90.619 1 9 1637 00776 16 27 24.754 33 3%47 41 8548 0 50 933 8.939126067 47519 76 019 2 84 550305 93. 8698101 6210 1 10 16484 8 70877 27.24%22 0 3563 44 353 56 52 849161.42 9 94 35 78 8628 87 0250 1 95.56414204 105 807 12 6462 0 21%593 9.7986 38 27379 46 87 2 55 38165263. 85 58 72 421 80 969 44 9 5037 98.0460 0306523 15 1%916 23 61309 32.27 2 40 72095 9 8488 57 826 8 1366.363274 74 90667 83 444 0 9153400.546 9 05%5 39 17 96 2 26 136025 34.67418 43 218 1 51 77204460597 8.89 0 77 368383 85 9776 94 459169502. 9%2 11 5355 20 0770 48 8 611 37.11 34 45527 54 29 0562 72313 71.3706 9 8573099 88 94 2 96 93%885605.474278 14 016 1 22 55 64 3157 9.67 0 48 16 43 56 736665 257029 73. 94 2 82 33815 90 87%8208 9 417 6 1707.9994 16 89387 25 027 0 33 5680173 42.10566 50 6459 91 2767 745 76.22 38 84 8%1 93 38 924801 83317 10.427 0 8 964103 27 50496 36 04889 44.52 2 53 18 675861 66068 70 21 8.7%54 87 87 47 95 820904 368 33 12.908 426 21 44819 992 2 38 5605 47.0998 55 6903 1964 1784 72 8%1177 81.225 0 9 7663 98 302 5 006 8415.93 4 23 936 32 45929 40 943 2 9.53715 58 075108066 61%5 1 75 19 894 83.6287 92 26 0100 77073 9 3466 17.8559 26 98 2 34 939 45 43 479 38 52.011160 5%824 9100217 77 66 0 86.11003 94 7396203 25789 11 921 2 20.33575 8 8710 968 37 413 1 45 954 54. %4 47263 00 71 533 80 15326 8.6510 719 97 961 2305 73505 14 27898 22.8172 1 31 3684 9 88077 48 42%10 4 0 56.9663365 509 56 74 0449 8210 2 91.135 9 6828408 21 12 1 16 7614 25. 82007 33 824 0 42 36%1 793 50 903186 9.445794671 9 2 76 54365 85 058 93.65 1502 11 44 10 837 9 226 0 27.761 723 36 30%7116 44 84509 539 2561.918295 70 4688 9 090 1 87 51 474 96. 8867604 6220 0 13 1653 21 701 46 30.24%39 82 47 31 2225 55 85618664. 9230 1 72 93404 81 47797 90 0141 0 8.55837071 976 15 65369 24 1%2 2 32.76 55 41 2548 9 91 58 337 34766.871 727 75 4181 0 83 92 513 92906801.09299 9 56 2 18 1%30085 26 651 478 35. 98 1 43 731 64 52 2757860 812 0 9.343 773 36 86 41 3229 94 96 2903.54015 12 05%408 20 98 1 9 135194 37.673 587 46 211 9 0 54 76373963 8766 71.827 59 80 362 8 9045 97 4438 3 005. %1 14 5912 23 0518 31 69 1 40.140304 8 8697 57 2210 0065 761 483 74.30876 82 842269 912 9 9%43 55108.448 17 01 25 51 4 34 34 8627 42.6250 0 51 16413 9 704 806168 246199 76.5 2 85 31 985 93 8%7378202 47 1 10.98 64 9 84 57 28 020 36 569 43 45.101 36 53 64501292625 2 70 7915 9.251308 87 9%7 1 96 332094304 871 487 13.415 8 0 21 93273 30666 9 04 59 47.52 56 145364 651 5 38 73 95 1 81.73%6024 90 27417 8 818 0407 37203 15.596 24 41 989 32 9583 2 41 5775 50.059168 8 91467 1354 75 67%60 47 84.211 0 92 71 33501526 9 8919 18.323 2 26 9705 35 4563098 43 91 4 1 52.53884561 074277 9 61%6 0 78 15 63 86. 856 95 226 49603 761 6 2 12 3035 20.847028 94 1 37 9814 46 48207 55.06 6 0663 5%1 993 72 89386 80 62779 9.16701 2 97 70565706 2458 141 1 23.31 44 31 82 37 40 40 8 97 923 57. 8%3316766 02709 74 5641 2 83 101 495 91.6488880052 1 8 77 674 17 26067 25.80 34 353 42 81 7 46 51 42%398 9.968 2 68 507 425 77 04818 8592 1 94.1604902 651 997 11 9803 0 9 73783 28.271176 36 81569 45 3%2 532 55962.41 48 70 983 1 9 534 88 05927 96. 943 005 1371 13 67510 22 211 5 0 30.78 893 9%6286 47 8679 56 370 2064.9465 73 4558 81 91 8 1 90 538 44 9.079 37107 610 16 1823 2490216 33.2%609 41 71 10 2 50 3395 8 85788167. 921 1 75 93574 84 479 967 93 013 0201.51 53 10 84 46 8 6239 27 16%2 35.705325 44 249 718 5261 1261 31 504 9.8 Amount Wtd Avg Rate 12 Month Trend of Total Cost of Deposits Non Interest DDA Interest Bearing Checking Money Market Accounts Savings Wholesale Deposits Time Deposits ($ in Millions) 3.44% 3.40%3.41%3.42%3.42% 3.49%3.48%3.47% 3.44% 3.37% 3.21% 3.17% 3.09% Total Cost of Deposits $448.2 $38.3 ($249.6) 4th Quarter and Full Year 2024 Results ($7.0) $312.3 ($127.8)

13 Net Interest Income Summary • 4Q24 NIM – 3.20%, down 11 bps from 4Q23 • 4Q24 Loans, excluding MW, yield – 6.56% • Average Cost of Total Deposits – 3.16%, down 26 bps from 3Q24 • Improved interest rate sensitivity as a result of our restructured balance sheet $92.8 $96.2 $100.1 $96.1 3.31% 3.24% 3.29% 3.30% 3.20% 4Q23 1Q24 2Q24 3Q24 4Q24 Net Interest Income ("NII") NIM $100.8 NII / NIM Trend $100,0623Q24 Net Interest Income $6,314Impact of deposit rate changes $1,961Change in deposit mix $1,063Impact of debt securities volume and rate $573Other ($436)Impact of nonaccrual interest reversals ($1,221)Impact of rate of deposits in other banks ($4,769)Impact of change in loan volume ($7,406)Impact of loan rate changes $96,1414Q24 Net Interest Income ($ in thousand) Net Interest Income Rollforward Interest Rate Sensitivity1 1 Interest rate sensitivity is calculated using a static rate shock. ($ in Millions) 4th Quarter and Full Year 2024 Results 4Q24 4Q24 Interest Rate Scenario Percentage Change From Base EVE Shock Scenerio Percentage Change From Base Up 200 bps 5.51% Up 200 bps -5.14% Up 100 bps 3.17% Up 100 bps -1.99% BASE CASE 0.00% BASE CASE 0.00% Down 100 bps -2.55% Down 100 bps 0.43% Down 200 bps -4.80% Down 200 bps -1.25%

14 Investments and Liquidity Summary • Represents 11.6% of total assets • 87.5% in AFS securities • Effective duration = 3.64 Years • 4Q24 portfolio yield = 4.61% • Uninsured and uncollateralized deposits was 35.01% on December 31, 2024 Total Available Liquidity $4,196 $5,321 $6,256 $6,197 $6,355 $6,504 $7,448 $6,617 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 ($ in millions) 4th Quarter and Full Year 2024 Results November Loss Trade Summary of Details Securities Sold and Average Yield : $189 MM / 3.89% Securities Purchased and Average Yield : $189 MM / 5.67% Pre-tax loss recognized : $4.39 million Estimated Earn-back : 1.39 Years

4th Quarter and Full Year 2024 Results

Noninterest Income and Expense

Summary

- 4Q24 operating noninterest income = $14.5 Million, up 10.3% from 3Q24
- 4Q24 operating noninterest expense = $69.6Million
- Increase in operating noninterest expenses are primarily driven by increases in data processing/software and professional and regulatory fees

Expense Management

Engaged a national consulting firm to evaluate expense management and initiatives

Vendor Management and Contract Renewals

- 2024 contract renewals led to over $800 thousand in annual savings
- Other key contracts are in scope in 2025 and beyond

Other Focus Areas

- Treasury Management
- Commercial Banking

Operating Noninterest Income


16%
36%
$14.5
Million
4%
5%
39%
Service charges and fees on deposit accounts
Loan fees
Government guaranteed loan income, net
Customer swap income
Other income

Operating Noninterest Expense


7%
8%
8%
4%
3%
$69.6
Million
17%
53%
Salaries and employee benefits
Occupancy and equipment
Professional and regulatory fees
Data processing and software expense
Marketing
Amortization of intangibles
Other

15

A BETTER STATE OF BANKING © 2024 Veritex Bank Member FDIC Supplemental Information Veritex Holdings, Inc. Fourth Quarter and Full Year 2024 Results

17 Reconciliation of Non-GAAP Financial Measures

18 Reconciliation of Non-GAAP Financial Measures

19 Reconciliation of Non-GAAP Financial Measures

20 Reconciliation of Non-GAAP Financial Measures

21 Reconciliation of Non-GAAP Financial Measures

A BETTER STATE OF BANKING © 2024 Veritex Bank Member FDIC Veritex Holdings, Inc. Fourth Quarter and Full Year 2024 Results